SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 6, 2001
                                                  -----------------------------


                              THE SOUTHERN COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                         1-3526                58-0690070
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


     270 Peachtree Street, NW, Atlanta, Georgia            30303
-------------------------------------------------------------------------------
     (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code   (404)    506-5000
                                                    ---------------------------


                                      N/A
         (Former name or former address, if changed since last report.)

Item 9.       Regulation FD Disclosure.

              On March 6, 2001, The Southern Company mailed to its stockholders an information statement related to the spin-off of Mirant Corporation. The purpose of this Form 8-K is to furnish the information statement for informational purposes only pursuant to Regulation FD. A copy of the information statement is furnished with this Form 8-K as Exhibit 99.

Exhibit 99 - Information Statement dated March 6, 2001 related to the spin-off of Mirant Corporation.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE SOUTHERN COMPANY


                                                 By /s/Tommy Chisholm
                                                     Tommy Chisholm
                                                       Secretary

Date:    March 6, 2001